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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)
                               September 25, 2003






                         TOUCHSTONE SOFTWARE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                  0-12969                    95-3778226
           --------                  -------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
    Of incorporation)              File Number)              Identification No.)



              1538 TURNPIKE ST., NORTH ANDOVER, MASSACHUSETTS 01845
              -----------------------------------------------------
               (Address of principal executive offices)  (Zip Code)




       Registrant's telephone number, including area code: (978) 686-6468




                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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
ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective September 25, 2003, TouchStone Software Corporation (the Company) replaced its current independent public accountants, Vitale, Caturano & Company, P.C. (VCC) with Sullivan Bille, P.C. The Company had no accounting disputes with VCC but felt a need to change to a new audit firm due to a need to reduce its future audit expenses.

The reports of VCC on the consolidated financial statements for the past two fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to scope or accounting principles. Although the consolidated financial statements audited by VCC for the year ended December 31, 2002 and 2001 contained an explanatory paragraph pertaining to the Company's ability to continue as a going concern, such consolidated financial statements did not contain any adjustment that might result from the uncertainty stated therein.

In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended December 31, 2002 and 2001 and in the subsequent interim periods from January 1, 2003 through and including September 25, 2003, there were no disagreements between the Company and VCC on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of VCC, would have caused VCC to make reference to the matter in their report. There were no "reportable events" as that term is described in
Item 304 (a) (1) (v) of Regulation S-K.

As of September 25, 2003, Sullivan Bille, P.C. was engaged as the Company's new independent public accountants, commencing with the interim consolidated financial statement review for the third quarter ending September 30, 2003, and the audit for the year ending December 31, 2003. The appointment of Sullivan Bille, P.C. was recommended and approved by the Company's Board of Directors. During the Company's two last recent fiscal years ended December 31 2002 and 2001 or during the subsequent interim periods from January 1, 2003 through and including September 25, 2003, the Company did not consult Sullivan Bille P.C. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Company's consolidated financial statements.

The Company has provided VCC with a copy of this disclosure and has requested that VCC furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether VCC agrees with the statements made above by the Company. A copy of the letter from VCC addressed to the SEC dated September 25, 2003 is attached hereto as Exhibit 16.1.


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
ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (A)    FINANCIAL STATEMENTS
                 None

          (B)    EXHIBITS

                 Exhibit 16.1 Letter from VCC regarding change in certifying accountant.








                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TOUCHSTONE SOFTWARE CORPORATION
                                                (Registrant)


Date: October 1, 2003                   By:  /s/ Jason K. Raza
                                             --------------------------------
                                             Jason K. Raza, President and CEO








                                  EXHIBIT INDEX


Exhibit          Description
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 16.1            Letter of VCC regarding change in certifying accountant.




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